Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill, net
Goodwill	GoodwillDuring the third quarter of 2021 we established a dedicated PlayDigital business segment, comprising our iGaming and sports betting activities that were previously included within our Global Gaming business segment. As a result, at September 1, 2021, we allocated a portion of goodwill associated with our Global Gaming reporting unit to the PlayDigital reporting unit using a relative fair value approach. The goodwill allocated to the Global Gaming and PlayDigital reporting units was $1.4 billion and $265 million, respectively, and the estimated fair values were determined to exceed the carrying values of each reporting unit, which indicated no impairment existed. In addition, we completed an assessment for any potential goodwill impairment for the former Global Gaming reporting unit immediately prior to the reallocation and determined that no impairment existed.

In connection with the acquisition of iSoftBet, previously discussed in Note 3 - Business Acquisitions and Divestitures, the Company recognized $121 million (€117 million) of goodwill in our PlayDigital reporting unit. The goodwill was primarily related to expected synergies from combining operations and the value of the existing workforce. The goodwill generated as a result of the acquisition of iSoftBet is nondeductible for income tax purposes.

In connection with the divestiture of our Italian commercial services business previously discussed in Note 3 - Business Acquisitions and Divestitures, goodwill in our Global Lottery reporting unit was reduced by $250 million.

Changes in the carrying amount of goodwill consist of the following:

($ in millions)	Global Lottery	Global Gaming	PlayDigital	Total
Balance at December 31, 2020	2,997	1,716	—	4,713
Segment realignment (1)	—	(265)	265	—
Foreign currency translation	(49)	(5)	(3)	(58)
Balance at December 31, 2021	2,948	1,446	261	4,656
Acquisitions	—	—	121	121
Divestitures	(250)	—	—	(250)
Foreign currency translation	(36)	(2)	(6)	(44)
Balance at December 31, 2022	2,662	1,444	376	4,482
(1) From July 1, 2020 to August 31, 2021, we operated under only two business segments: Global Lottery and Global Gaming.

Total goodwill at December 31, 2022, 2021, and 2020 is net of $1.3 billion of accumulated impairment losses.

Impairment
During the first quarter of 2020, we determined there was an interim goodwill impairment triggering event caused by COVID-19. As a result of the identified triggering event, we estimated the fair value of each of our former reporting units using an income approach based on projected discounted cash flows. Based principally on lower forecasted revenue and operating profits caused by lower demand for our commercial gaming products, we recorded a $296 million non-cash impairment loss with no income tax benefit, of which $193 million and $103 million was recorded within our former International and North America Gaming reporting units, respectively, to reduce the carrying amount of the reporting units to fair value.